Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

      In connection with the Report of The Allied Defense Group Inc. (“Allied”) on Form 10-K of the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, John G. Meyer, Jr. as Chief Executive Officer and Charles A. Hasper as Chief Financial Officer of Allied, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Allied.

/s/ CHARLES A. HASPER	/S/ JOHN G. MEYER, JR.
Charles A. Hasper	John G. Meyer, Jr.
Chief Financial Officer	Chief Executive Officer
March 15, 2004	March 15, 2004